SCOUT
WORLDWIDE
FUND


A no-load mutual fund
that seeks a favorable
total return by investing
in established companies
either in the U.S. or
whose principal business
is carried on outside
the country.


Semiannual Report
December 31, 1997


TO THE SHAREHOLDERS

Scout WorldWide Fund earned a total return (price change and reinvested distributions) of -2.77% for the quarter ended December 31, 1997. This compares with the unmanaged Standard & Poor's 500 Index, which earned 2.87%, and the Morgan Stanley Capital International EAFE (Europe, Australasia and Far East) Index, which was down 7.77% for the same period.

Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than the original cost. Along with the potential for higher returns, international investments carry some additional risks from currency fluctuations, economic and political factors, as well as differences in accounting.

One of the critical variables in international investing is the choice of countries. Since its inception the Fund has avoided Southeast Asia, with the exception of a little exposure to Hong Kong which was sold in June 1997. This decision reflects in part a skeptical attitude toward the emerging markets in general, where we think the risks are not fully appreciated and the rewards are overvalued.

Southeast Asia is the home of the "Tiger" countries which have been growing very rapidly. Most of these countries were following sound fiscal policies, with budgets close to balance and inflation under control. But this was done within the context of an economic and political structure controlled by an elite few. They also followed a common practice of pegging their currencies to the U.S. Dollar. The rise of the Dollar over the last two years meant these countries lost ground to Asian competitors who devalued their currencies, such as China and Japan. At the same time, their prosperity lead to an increase in consumer goods imports.

These pressures were compounded by a flood of investment from foreign investors and banks for building projects, or for lending to the local banks who in turn lent to investors in these projects. Behind these activities was an implicit guarantee from the national governments that these banks could not fail. The economic bubble and subsequent collapse are not surprising from controlled economies. The structure which created these situations will probably make for a slow resolution of the problems, so the Fund is in no hurry to invest in the area.

Japan is an interesting variation on this theme. Japan has been in a recession since the early 1990s and has been slow to adapt to changes in its economic situation. The Fund has maintained about 10% in Japanese stocks, mainly in export-oriented companies which benefit from the weak Yen. We are reluctant to increase this position until we see signs of real change in the Japanese system.

We have added several new stocks to the Fund. Embotelladora Andina and Coca Cola Amatil are Coca Cola bottlers. Andina is a Chilean company with operations in Chile, Argentina and Brazil. Amatil has operations in Australia, parts of Southeast Asia and Eastern Europe. These stocks are fairly expensive, but should participate in Coke's long-term growth. Andina's ADRs are listed on the New York Stock Exchange (NYSE) and Amatil's ADRs trade on the NASDAQ.

Fresenius Medical Care is a German company that provides kidney dialysis services and equipment around the world. The U.S. portion of the company was part of W.R. Grace. These ADRs trade on the NYSE.

Parmalat is Italy's largest food company and the world's largest dairy company. Its most interesting product is high-temperature pasteurized milk which is distributed in aseptically packaged containers. Milk processed and sold this way has a shelf life of weeks without refrigeration, and demand is growing in many emerging countries.

The Fund now also has stock in Diageo, but it is not a new investment. Diageo is a new name reflecting the merger of Grand Metropolitan, in which we were invested, and Guinness. In addition to alcoholic beverages, the company runs Burger King and Pillsbury.

For the six months ended December 31, 1997, shareholders received an ordinary income dividend of $.12 per share, a short-term capital gain of $.06 per share and a long-term capital gain of $.16 per share.

For corporate shareholders, 1.46% of ordinary income distributions qualify for the corporate dividends received deduction.

We appreciate your interest and participation in Scout WorldWide Fund, and welcome your questions and comments.

Sincerely,
/s/James L. Moffett
James L. Moffett
UMB Investment Advisors

                                        TOP 10 EQUITY HOLDINGS
                                        Market          Percent
                                        Value (000's)   of Total
Novo-Nordisk A.S.                       $1,288          2.26%
Telecom Italia S.p.A.                   1,280           2.25%
Rhone-Poulenc SA                        1,260           2.21%
SAP A.G.                                1,256           2.21%
Bass Public Ltd. Co.                    1,240           2.18%
Elan Corp. PLC                          1,177           2.07%
Dresdner Bank A.G.                      1,140           2.00%
Aktiebolaget Electrolux                 1,097           1.93%
Daimler Benz A. G.                      1.084           1.90%
Aegon N.V.                              1,076           1.89%
Top 10 Equity Holdings Total:         $11,898          20.90%
NOTE: All market values based on 12/31/97 statement of assets.

GRAPH - Country Diversification

Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC"). These shares involve investment risks, including the possible loss of the principal invested.


FINANCIAL STATEMENTS
Statement of Net Assets
December 31, 1997 (unaudited)

                                                                        Market
        Shares  Company                                                 Value

COMMON STOCKS (ADR's) - 86.49%
ARGENTINA - 1.20%
        20,000  YPF Sociedad Anonima                            $      683,750

AUSTRIA - 1.14%
         4,700  OMV A.G. *                                             650,154

AUSTRALIA - 4.89%
        40,000  Amcor Ltd.                                             680,000
        56,580  Broken Hill Proprietary Co. Ltd.                     1,046,730
        20,000  Coca-Cola Amatil Ltd.                                  295,000
        19,380  Coles Myer Ltd.                                        755,820
                                                                     2,777,550
BELGIUM - 0.28%
         2,500  Solvay NPV*                                            157,220

BRAZIL - 2.05%
        24,000  Aracruz Celulose SA                                    345,000
         7,040  Telecomunicacoes Brasileiras                           819,720
                                                                     1,164,720
CANADA - 5.02%
        20,000  BCE Inc.*                                              666,250
        28,500  Canadian Pacific Ltd.*                                 776,625
        15,000  Imperial Oil Ltd.                                      959,062
         7,200  Magna International Cl. A*                             452,250
                                                                     2,854,187
CHILE - 1.99%
        37,500  Embotelladora Andina SA De Chile                       780,469
         8,000  Sociedad Quimica Minera De Chile                       352,000
                                                                     1,132,469
DENMARK - 2.27%
        17,800  Novo-Nordisk A.S.                                    1,288,275

FINLAND - 1.68%
        13,600  Nokia, CP ADS, Pfd.                                    952,000

FRANCE - 7.63%
        29,458  Alcatel Alsthom                                        745,656
         1,090  Carrefour Supermarche, SA *                            568,929
        28,400  Rhone-Poulenc SA                                     1,260,250
        12,200  Schlumberger Ltd.                                      982,100
        14,035  Total SA                                               778,943
                                                                     4,335,878
GERMANY - 10.54%
        15,000  Daimler Benz A. G.                                   1,083,750
        24,700  Dresdner Bank A.G.                                   1,140,184
        27,000  Fresenius Medical Care ADR                             587,250
         8,500  Henkel KGAA, Pfd. *                                    531,828
        13,000  Hoechst A.G.                                           455,813
         4,140  SAP A.G.*                                            1,256,015
        15,800  Siemens A.G.                                           935,850
                                                                     5,990,690
IRELAND - 2.07%
        23,000  Elan Corp. PLC                                       1,177,312

ITALY - 6.08%
        24,960  Benetton Group S.p.A.                                  814,320
        17,200  Luxottica Group S.p.A.                               1,075,000
       200,000  Parmalat Finanziaria S.p.A.                            286,180
        20,000  Telecom Italia S.p.A.                                1,280,000
                                                                     3,455,500
JAPAN - 8.24%
         5,700  Canon Inc.                                             665,475
        20,000  Fuji Photo Film Ltd.                                   763,750
        13,900  Hitachi, Ltd.                                          961,706
         3,100  Ito Yokado, Ltd.                                       631,044
        11,000  Sony Corp.                                             998,250
        11,500  Toyota Motor Corp.                                     659,813
                                                                     4,680,038
NETHERLANDS - 4.61%
        12,000  Aegon N.V.                                           1,075,500
         2,700  Akzo N.V.                                              234,563
        17,361  Koninklijke Ahold N.V.                                 453,556
        18,000  Polygram N.V.                                          858,375
                                                                     2,621,994
NORWAY - 0.32%
         3,555  Norsk Hydro A.S.                                       181,305

SPAIN - 2.70%
        21,000  Repsol S.A.                                            893,812
         7,000  Telefonica De Espana S. A.                             637,438
                                                                     1,531,250
SWEDEN - 5.32%
        15,900  Aktiebolaget Electrolux                              1,097,100
        26,000  Ericsson (L.M.) Telephone Co. Cl. B                    970,125
        42,500  Svenska Cellulosa Aktiebol*                            956,122
                                                                     3,023,347
SWITZERLAND - 3.04%
         4,280  ABB A.G.                                               538,466
         8,650  Nestle S.A.                                            649,098
         6,613  Novartis A. G.                                         537,273
                                                                     1,724,837
UNITED KINGDOM - 14.59%
        40,000  Bass Public Ltd. Co.                                 1,240,000
        22,969  Cadbury Schweppes Ltd. PLC                             950,342
        14,200  Carlton Communications  PLC                            553,800
        18,495  Diageo PLC                                             700,498
        15,200  Reuters Holdings PLC                                 1,007,000
        61,222  Royal Bank of Scotland PLC *                           778,677
        18,000  SmithKline Beecham PLC                                 925,875
        20,000  Unilever PLC                                           690,000
        13,000  Vodafone Group                                         942,500
        80,000  Waste Management International                         500,000
                                                                     8,288,692
UNITED STATES - 0.82%
         8,000  Sprint Corp. *                                         469,000
TOTAL COMMON STOCKS (ADR's) - 86.49%                                49,140,168

 ADR - American Depository Receipt
*Non ADR

        Face                                                            Market
        Amount  Description                                             Value

SHORT-TERM CORPORATE NOTES  - 8.77%
$      500,000  BP America,
                5.87%, due January 20, 1998                     $      498,369
       500,000  Dun & Bradstreet Corp.,
                5.78%, due January 21, 1998                            498,314
       500,000  Emerson Electric Co.,
                5.63%, due January 29, 1998                            497,732
       500,000  Emerson Electric Co.,
                5.75%, due February 10, 1998                           496,726
       500,000  General Mills Inc.,
                5.77%, due January 5, 1998                             499,599
     1,000,000  Penney's (J.C.) Co.,
                5.78%, due January 13, 1998                            997,913
       500,000  Proctor & Gamble Co.,
                5.62%, due January 14, 1998                            498,907
       500,000  Progress Cap Holdings Inc.,
                5.74%, due January 6, 1998                             499,522
       500,000  Wisconsin Electric Power Co.,
                5.77%, due January 16, 1998                            498,718
TOTAL SHORT-TERM CORPORATE NOTES - 8.77%                             4,985,800

GOVERNMENT SPONSORED ENTERPRISES - 1.73%
       500,000  Federal National Mortgage Association,
                5.60%, due March 13, 1998                              494,400
       500,000  Federal National Mortgage Association,
                5.43%, due April 29, 1998                              491,025
TOTAL GOVERNMENT SPONSORED ENTERPRISES - 1.73%                         985,425

REPURCHASE AGREEMENT - 3.20%
     1,820,000  Northern Trust Co.,
                6.40%, due January 2, 1998
                (Collateralized by U.S. Treasury Notes,
                5.875%, due February 28, 1999)                       1,820,000
TOTAL INVESTMENTS -  100.20%                                    $   56,931,393

Other assets less liabilities - (0.20%)                              (113,339)

TOTAL NET ASSETS - 100.00%
  (equivalent to $16.02 per share;
  10,000,000 shares of $1.00 par value
  capital shares authorized;
  3,547,683 shares outstanding)                                 $   56,818,054

See accompanying Notes to Financial Statements.


Statement of Assets and Liabilities
December 31, 1997 (unaudited)

ASSETS:
  Investment securities, at market value
  (identified cost $43,801,485)                                 $   56,931,393
  Cash                                                               (179,480)
  Dividends receivable                                                  66,141
  Interest receivable                                                     -
  Securities sold receivable                                              -
    Total assets                                                    56,818,054
LIABILITIES:
  Payable for investments purchased                                       -
    Total liabilities                                                     -
NET ASSETS                                                      $   56,818,054

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in surplus of capital)        $   43,686,464
  Accumulated undistributed income:
    Undistributed net investment income                                (5,933)
    Accumulated net realized gain on investment transactions             7,615
  Net unrealized appreciation in value of investments               13,129,908
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                     $   56,818,054

Capital shares, $1.00 par value
  Authorized                                                        10,000,000
  Outstanding                                                        3,547,683

NET ASSET VALUE PER SHARE                                       $        16.02

See accompanying Notes to Financial Statements.


Statement of Operations
Six Months Ended December 31, 1997 (unaudited)

INVESTMENT INCOME:
  Income:
    Dividends                                                   $      258,460
    Interest                                                           268,447
                                                                       526,907
  Expenses:
    Withholding fees                                                    12,552
    Management fees (Note 3)                                           231,920
    Registration fees and other expenses                                 8,420
                                                                       252,892
      Net investment income                                            274,015

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 1):
  Realized gain from investment transactions
    (excluding commercial paper
    and repurchase agreements):
    Proceeds from sales of investments                                 314,612
    Cost of investments sold                                           162,507
      Net realized gain from investment transactions                   152,105
  Unrealized appreciation of investments:
    Beginning of period                                             12,526,280
    End of period                                                   13,129,908
      Increase in net unrealized appreciation of investments           603,628
      Net gain on investments                                          755,733
      Net increase in net assets resulting from operations      $    1,029,748

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets

                                                                Six Months Ended
                                                                December 31, 1997      Year Ended
                                                                (unaudited)            June 30, 1997
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                         $      274,015         $      778,492
  Net realized gain from investment transactions                       152,105                778,561
  Increase (decrease) in net unrealized appreciation
   on investments                                                      603,628              8,504,504
    Net increase in net assets resulting from operations             1,029,748             10,061,557

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                                              (430,176)              (644,654)
  Net realized gain from investment transactions                     (776,136)              (182,240)
    Total distributions to shareholders                            (1,206,312)              (826,894)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 992,931 and 1,292,511 shares sold                   16,226,049             17,963,717
  Net asset value of 5,511 and 35,885 shares issued for
   reinvestment of distributions                                        85,865                525,289
                                                                    16,311,914             18,489,006
  Cost of 435,395 and 714,440 shares redeemed                      (7,078,385)           (10,542,570)
    Net increase from capital share transactions                     9,233,529              7,946,436
      Total increase in net assets                                   9,056,965             17,181,099

NET ASSETS:
  Beginning of period                                               47,761,089             30,579,990
  End of period (including undistributed net investment
    income of $7,615 and $157,825)                              $   56,818,054         $   47,761,089

*Distributions to shareholders:
  Income dividends per share                                    $         .123         $          .21
  Capital gains distribution per share                          $         .222         $          .07

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -
The Fund was capitalized on March 5, 1993 and initial public offering was made on September 14, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Effective on April 24, 1996, the Fund's shareholders approved a change in the fiscal year-end. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Investment transactions are recorded on the date securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis. Short-term investments are valued at cost with interest income recorded on the accrual basis.

Federal Income Taxes - The Fund has complied with the Internal Revenue Code requirements applicable to regulated investment companies and will distribute all income to its shareholders. Therefore, no Federal income tax provision is required.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the six months ended December 31, 1997 (excluding repurchase agreements and short-term securities), are as follows:
                                Other than
                                U.S. Government   U.S. Government
                                Securities        Securities
Purchases                    $  7,888,237         $  -
Proceeds from sales               314,612            -

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment adviser and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholders accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the Fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that they are sufficient to protect the Fund in the event of default by the seller.

This report has been prepared for the information of the Shareholders of Scout WorldWide Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.



BOARD OF DIRECTORS
AND OFFICERS

Board of Directors
 Larry D. Armel
 William E. Hoffman, D.D.S.
 Eric T. Jager
 Stephen F. Rose
 Stuart Wien

Officers
 Larry D. Armel, President
 P. Bradley Adams, Vice President & Treasurer
 Michael A. Brummel, Vice President
 Martin A. Cramer, Vice President & Secretary
 John G. Dyer, Vice President
 Constance E. Martin, Vice President

Investment Counsel
 UMB Bank, n.a., Kansas City, Missouri

Auditors
 Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
 Stradley, Ronon, Stevens & Young,
 Philadelphia, Pennsylvania
 John G. Dyer, Kansas City, Missouri

Custodian
 UMB Bank, n.a., Kansas City, Missouri


JONES & BABSON
MUTUAL FUNDS

P.O. Box 410498
Kansas City, MO 64141-0498

TOLL-FREE 1-800-996-2862
www.umb.com